                                                                    EXHIBIT 32.1
                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Globix Corporation (the "Company") on Form 10-K/A for the fiscal year ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Peter
K. Stevenson, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

               (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               (2) The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.


Date: February 8, 2005                                  GLOBIX CORPORATION



                                                        /S/ Peter K. Stevenson
                                                        ------------------------
                                                        Peter K. Stevenson
                                                        Chief Executive Officer